Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of November 16, 2012
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”) is made by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
1.    The Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of October 28, 2011 (the “Credit Agreement”); capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.
2.    The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, modify certain financial covenants.
3.    Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower set forth herein and of the Loan Parties in the accompanying Consent, the requisite Lenders are willing to agree to this Amendment No. 1.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1Amendments to the Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:
(a)The definition of “Applicable Rate” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Leverage Ratio (as of the most recent Adjustment Date) as set forth below:

		Applicable Rate
Level	Consolidated Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
I	> 4.50x	3.500%	2.500%
II	> 3.50x	3.000%	2.000%
III	> 3.00x	2.750%	1.750%
IV	> 2.50x	2.500%	1.500%
V	> 2.00x	2.250%	1.250%
VI	> 1.50x	2.000%	1.000%
VII	< 1.50x	1.750%	0.750%

provided that (a) the Applicable Rate determined for any Adjustment Date (including the first Adjustment Date) shall remain in effect until a subsequent Adjustment Date for which the Consolidated Leverage Ratio falls within a different level and (b) if the financial statements and related Compliance Certificate for any fiscal period are not delivered by the date due pursuant to Sections 6.01 and 6.02, the Applicable Rate shall be (i) for the first 35 days subsequent to such due date, the Applicable Rate in effect prior to such due date and (ii) thereafter, as set forth in Level I, in either case, until the date of delivery of such financial statements and Compliance Certificate, after which the Applicable Rate shall be based on the Consolidated Leverage Ratio set forth in such Compliance Certificate.
(b)Section 7.11(b) is hereby amended and restated in its entirety as follows:
(b)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of each fiscal quarter of the Borrower to be greater than the ratio set forth opposite that quarter in the table below:

Fiscal Quarter Ending	Consolidated Leverage Ratio
September 30, 2012	4.00 to 1.00
December 31, 2012	4.00 to 1.00
March 31, 2013	5.00 to 1.00
June 30, 2013	5.50 to 1.00
September 30, 2013	5.50 to 1.00
December 31, 2013	5.50 to 1.00
March 31, 2014	5.50 to 1.00
June 30, 2014	5.00 to 1.00
September 30, 2014	5.00 to 1.00
December 31, 2014	4.50 to 1.00
March 31, 2015 and each fiscal quarter thereafter	4.00 to 1.00

SECTION 2Conditions to Effectiveness of Amendment. The effectiveness of the amendments contained in Section 1 of this Amendment No. 1 is conditioned upon satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have (i) received counterparts of this Amendment No. 1 signed by the Borrower and the Required Lenders and counterparts of the Consent of Loan Parties attached hereto (the “Consent”) signed by the Loan Parties party thereto and (ii) acknowledged this Amendment No. 1 in writing;
(b)Each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the date on which this Amendment No. 1 becomes effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and
(c)The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on November 15, 2012 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.20% of the aggregate outstanding principal amount of Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered.
SECTION 3Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)Authority. The Borrower and each of the Loan Parties party to the Consent has the requisite corporate, limited liability or other such power and authority to execute and deliver this Amendment No. 1 and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby). The execution, delivery and performance by the Borrower and each other Loan Party party to the Consent of this Amendment No. 1 (as applicable), the Consent (as applicable), the Loan Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.
(b)No Legal Bar. The execution and delivery of this Amendment No. 1 by the Borrower and of the Consent by each Loan Party party thereto, and the performance of the Credit Agreement and each other Loan Document, as amended hereby, by the Borrower and each other Loan Party party thereto will not violate any Requirement of Law or any Contractual Obligation applicable to or binding on the Borrower, any Restricted Subsidiary or any of their respective properties or assets, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.
(c)Enforceability. This Amendment No. 1 has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Loan Party party thereto. This Amendment No. 1 and the Consent is the legal, valid and binding obligation of each such Loan Party party thereto, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.
(d)Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
(e)No Default. Both immediately before and after giving effect to the amendments set forth in Section 1 hereof no event has occurred and is continuing that constitutes a Default or Event of Default.
SECTION 4Reference to and Effect on Credit Agreement.
(a)Upon and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
(b)Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 1, this Amendment No. 1 shall for all purposes constitute a Loan Document.
SECTION 5Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 or such Consent by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1 or such Consent, as applicable.
SECTION 6Severability. Any provision of this Amendment No. 1 that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PEABODY ENERGY CORPORATION,
a Delaware corporation

By:     /s/ James Tichenor
Name: James Tichenor
Title: Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Matthew S. Hichborn
Name: Matthew S. Hichborn
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as Lender

By:     /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED,
as Lender

By:     /s/ Robert Grillo
Name: Robert Grillo
Title: Director

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD.,
as Lender

By:     /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:     /s/ Eric Searls
Name: Eric Searls
Title: Senior Vice President

CITIBANK, N.A.,
as Lender

By:     /s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

COMMONWEALTH BANK OF AUSTRALIA,
as Lender

By:     /s/ Ajay Lele
Name: Ajay Lele
Title: Associate Vice President

FIFTH THIRD BANK,
as Lender

By:     /s/ Robert M. Sander
Name: Robert M. Sander
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:     /s/ Adam Hendley
Name: Adam Hendley
Title: Director

MORGAN STANLEY BANK, N.A,
as Lender

By:     /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

NATIONAL AUSTRALIA BANK,
ABN: 12-004-044-937
as Lender

By:     /s/ Paul Scott
Name: Paul Scott
Title: Associate Director

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY, as Lender

By:     /s/ Lee Yeoh Nguan
Name: Lee Yeoh Nguan
Title: Vice President and General Manager

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:     /s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By:     /s/ David Slye
Name: David Slye
Title: Authorised Signatory

SOVEREIGN BANK, N.A.,
as Lender

By:     /s/ William Maag
Name: William Maag
Title: Senior Vice President

STANDARD CHARTERED BANK,
as Lender

By:     /s/ James H. Ramage
Name: James H. Ramage
Title: Managing Director

By:     /s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager
Credit Documentation Unit WB
Legal-Americas

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:     /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

TAIWAN COOPERATIVE BANK LOS ANGELES BRANCH,
as Lender

By:     /s/ Li-Hua Huang
Name: Li-Hua Huang
Title: VP & General Manager

UBS AG, STAMFORD BRANCH,
as Lender

By:     /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:     /s/ David Urban
Name: David Urban
Title: Associate Director

UMB BANK, N.A.,
as Lender

By:     /s/ Cecil G. Wood
Name: Cecil G. Wood
Title: Executive Vice President

UNION BANK, N.A.,
as Lender

By:     /s/ Richard G. Reeves
Name: Richard G. Reeves
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:     /s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

WELLS FARGO BANK, N.A.,
as Lender

By:     /s/ Courtney Kubesch
Name: Courtney Kubesch
Title: Vice President

WESTPAC BANKING CORPORATION,
as Lender

By:     /s/ David Brumby
Name: David Brumby
Title: Executive Director

CONSENT OF LOAN PARTIES
Dated as of November 16, 2012

The undersigned, as Subsidiary Guarantors under the “Subsidiary Guaranty” (as such term is defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1), each hereby consents and agrees to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of said Amendment No. 1, the reference in the Subsidiary Guaranty to the “Credit Agreement,” “thereunder,” “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 1, and (ii) the Subsidiary Guaranty does, and shall continue to, constitute a guaranty of the Borrower Obligations as defined in the Subsidiary Guaranty.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent of Loan Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO

By:    /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

SCHEDULE I
LIST OF SUBSIDIARY GUARANTORS

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
American Land Holdings of West Virginia, LLC
Arid Operations Inc.
Big Ridge, Inc.
Big Sky Coal Company
Black Hills Mining Company, LLC
BTU Western Resources, Inc.
Caballo Grande, LLC
Caseyville Dock Company, LLC
Central States Coal Reserves of Illinois, LLC
Central States Coal Reserves of Indiana, LLC
Century Mineral Resources, Inc.
Coal Reserve Holding Limited Liability Company No. 1
COALSALES II, LLC
Colorado Yampa Coal Company
Conservancy Resources, LLC
Cottonwood Land Company
Cyprus Creek Land Company
Cyprus Creek Land Resources, LLC
Dyson Creek Coal Company, LLC
Dyson Creek Mining Company, LLC
El Segundo Coal Company, LLC
Elkland Holdings, LLC
Falcon Coal Company, LLC
Gallo Finance Company
Gold Fields Chile, LLC
Gold Fields Mining, LLC
Gold Fields Ortiz, LLC
Hayden Gulch Terminal, LLC
Highwall Mining Services Company
Hillside Recreational Lands, LLC
HMC Mining, LLC
Illinois Land Holdings, LLC
Independence Material Handling, LLC
James River Coal Terminal, LLC
Juniper Coal Company
Kayenta Mobile Home Park, Inc.

Kentucky Syngas, LLC
Lively Grove Energy, LLC
Lively Grove Energy Partners, LLC
Marigold Electricity, LLC
Midco Supply and Equipment Corporation
Midwest Coal Acquisition Corp.
Midwest Coal Reserves of Illinois, LLC
Midwest Coal Reserves of Indiana, LLC
Moffat County Mining, LLC
Mustang Energy Company, L.L.C.
New Mexico Coal Resources, LLC
Pacific Export Resources, LLC
Peabody America, Inc.
Peabody Archveyor, L.L.C.
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
Peabody COALTRADE International (CTI), LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
Peabody Development Company, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Generation Holding Company
Peabody Energy Investments, Inc.
Peabody Energy Solutions, Inc.
Peabody Gateway North Mining, LLC
Peabody Gateway Services, LLC
Peabody Holding Company, LLC
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Magnolia Grove Holdings, LLC
Peabody Midwest Management Services, LLC
Peabody Midwest Mining, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Natural Gas, LLC

Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC
Peabody PowerTree Investments, LLC
Peabody Recreational Lands, L.L.C.
Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southwest, LLC
Peabody Southwestern Coal Company
Peabody Terminal Holding Company, Inc.
Peabody Terminals, LLC
Peabody Trout Creek Reservoir LLC
Peabody Twentymile Mining, LLC
Peabody Venezuela Coal Corp.
Peabody Venture Fund, LLC
Peabody-Waterside Development, L.L.C.
Peabody Western Coal Company
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Gas, LLC
Peabody Wyoming Services, LLC
PEC Equipment Company, LLC
Point Pleasant Dock Company, LLC
Pond River Land Company
Porcupine Production, LLC
Porcupine Transportation, LLC
Riverview Terminal Company
Sage Creek Holdings, LLC
School Creek Coal Resources, LLC
Seneca Coal Company, LLC
Shoshone Coal Corporation
Star Lake Energy Company, L.L.C.
Sugar Camp Properties, LLC
Thoroughbred Generating Company, LLC
Thoroughbred Mining Company, LLC
Twentymile Coal, LLC
West Roundup Resources, LLC